UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2017

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1955 West Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 16, 2017, Packaging Corporation of America held its 2017 Annual Meeting of Stockholders, at which the following proposals were voted upon and approved by PCA’s stockholders:

(a)	Election of Directors. Each of the following nominees for directors was elected to serve through the 2018 Annual Meeting of Stockholders. Votes for, votes against, abstentions and broker non-votes, by nominee, were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Mark W. Kowlzan	77,291,117	3,780,017	589,940	4,657,253
Cheryl K. Beebe	81,525,795	103,728	31,551	4,657,253
Duane C. Farrington	81,510,576	114,363	36,135	4,657,253
Hasan Jameel	81,508,587	116,484	36,003	4,657,253
Robert C. Lyons	81,510,955	113,146	36,973	4,657,253
Thomas P. Maurer	81,503,688	119,641	37,745	4,657,253
Samuel M. Mencoff	79,102,333	2,519,276	39,465	4,657,253
Roger B. Porter	78,626,884	2,996,405	37,785	4,657,253
Thomas S. Souleles	81,113,571	508,599	38,904	4,657,253
Paul T. Stecko	79,300,515	2,323,944	36,615	4,657,253
James D. Woodrum	81,346,011	278,239	36,824	4,657,253

(b)	The stockholders approved our executive compensation on a non-binding advisory basis. The voting results were as follows: 76,406,007 votes for; 4,415,967 votes against; 839,100 abstentions; and 4,657,253 broker non-votes.

(c)	The stockholders voted on the frequency of executive compensation votes on a non-binding advisory basis as follows: 66,483,408 every year; 111,098 every two years; 14,978,212 every three years; 88,356 abstentions; and 4,657,253 broker non-votes. Based on these results, and consistent with the recommendation of the board of directors on this proposal that was included in PCA’s proxy statement relating to the 2017 Annual Meeting of Stockholders, PCA will continue to hold votes on its executive compensation every year until the next time the stockholders vote on the frequency of the vote on executive compensation.

(d)	The stockholders ratified the audit committee’s appointment of KPMG LLP as the independent registered public accounting firm to serve as PCA’s auditors for the year ending December 31, 2017. The voting results were as follows: 85,800,626 votes for; 451,714 votes against; and 65,987 abstentions.

Item 7.01. Regulation FD Disclosure.

The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 17, 2017, Packaging Corporation of America announced that its Board of Directors had approved a regular quarterly cash dividend of $0.63 per share on its common stock. The quarterly dividend will be paid on July 14, 2017 to stockholders of record as of June 15, 2017. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(D)	Exhibits

99.1	Press Release dated May 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

By:	/s/ Kent A. Pflederer
Senior Vice President, General Counsel & Secretary

Date: May 18, 2017